                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 1, 1999


                       CENTENNIAL HEALTHCARE CORPORATION
                     -------------------------------------
            (Exact name of registrant as specified in its charter)


        Georgia                       001-35118                 58-1839701
----------------------------   ------------------------     -------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)

 400 Perimeter Center Terrace, Suite 650, Atlanta, Georgia         30346
-----------------------------------------------------------      ----------
        (Address of principal executive offices)                 (Zip Code)

                                (770) 698-9040
                               ----------------
             (Registrant's telephone number, including area code)

                                Not applicable
         (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

     Effective January 1, 1999 (the "Effective Date"), Centennial HealthCare Corporation ("Centennial") completed its acquisition of certain of the assets of Thomas J. Flatley and Charlotte Flatley d/b/a Flatley Rehabilitation & Nursing Centers ("Seller"), comprising six skilled nursing facilities, with a total of 795 licensed, available beds, located in the metropolitan Boston area pursuant to a Purchase and Sale Agreement, dated as of September 2, 1998. Centennial used funds available under its Senior Credit Facility with NationsBank, N.A. and First Union, N.A. as lenders and agents for the other lenders to pay the $64.0 million purchase price in cash. The consideration paid was determined through arms-length negotiations between representatives of Centennial and Seller. Seller used the acquired physical assets in its operation of the facilities as skilled nursing facilities and Centennial will continue to use such assets in such manner. A complete description of the acquisition is contained in the Purchase Agreement attached as Exhibit 2.1 to this Report, which is incorporated herein by this reference.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements of Business Acquired.

          The required financial statements will be filed on Form 8-K/A as soon as practicable, but in any event within 60 days after this Current Report on Form 8-K is filed.

     (b)  Pro Forma Financial Information.

          The required pro forma financial information will be filed on Form 8-K/A as soon as practicable, but in any event within 60 days after this Current Report on Form 8-K is filed.

     (c)  Exhibits.

          2.1 Purchase and Sale Agreement, by and between Centennial HealthCare Corporation and Thomas J. Flatley and Charlotte Flatley d/b/a Flatley Rehabilitation & Nursing Centers, dated as of September 2, 1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CENTENNIAL HEALTHCARE CORPORATION
                                  (Registrant)



Date:  January 15, 1999           By:  /s/ Alan C. Dahl
                                       ----------------------------------------
                                       Alan C. Dahl,  Executive Vice President
                                       and Chief Financial Officer

                                      -3-